SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)          MAY 18, 1999
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                             BIG ENTERTAINMENT, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




        FLORIDA                           0-22908                65-0385686
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(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)      (IRS EMPLOYER
    OF INCORPORATION)                                        IDENTIFICATION NO.)


2255 GLADES ROAD, SUITE 237 WEST, BOCA RATON, FLORIDA                33431
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE         (561) 998-8000
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#456040 v8.rtf
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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 2.           ACQUISITION OR DISPOSITION OF CINEMASOURCE ASSETS.

        1.  ACQUISITION OF SUBSTANTIALLY ALL OF THE ASSETS OF CINEMASOURCE, INC.

        On May 18, 1999, Big Entertainment, Inc., a Florida corporation (the "Company"), acquired substantially all of the assets (the "CinemaSource Assets") of CinemaSource, Inc., a Connecticut corporation ("CinemaSource"), pursuant to the terms of the Asset Purchase Agreement dated as of March 29, 1999 (the "Asset Purchase Agreement") by and among the Company, CinemaSource, Brett West (the sole shareholder of CinemaSource) and Pamela West. At the closing of the acquisition, the Company directed CinemaSource to transfer the CinemaSource Assets, on the Company's behalf, to its indirect wholly owned subsidiary, Showtimes.com, Inc. CinemaSource was engaged in the business of compiling, reproducing and distributing movie showtimes and related movie information through electronic means and over the Internet. The CinemaSource Assets constitute substantially all of the assets used by CinemaSource in conducting such business and include tangible and intangible property such as contracts, certain fixed assets, customer lists and certain intellectual property. The Company presently intends to integrate the CinemaSource Assets and the business of Hollywood.com, Inc. acquired by merger on May 20, 1999 (which is described hereinbelow) into its existing operations, thereby creating a comprehensive movie Internet web site which (i) contains movie information, movie reviews, trailers and celebrity interviews, (ii) sells movie-related merchandise and (iii) delivers movie showtimes listings.

        The purchase price for the CinemaSource Assets consisted of (i) $6,500,000 in cash, plus (ii) 436,191 shares of common stock, $0.01 par value, of the Company (the "Common Stock").

        Funding for the cash portion of the purchase price came from the proceeds of a private placement of approximately 570,000 shares of the Common Stock at a price per share of $21.25 and warrants exercisable for approximately 190,000 shares of the Common Stock at an exercise price per share of $21.25. The total proceeds of the private placement was approximately $12,000,000, before closing costs. The securities sold in the private placement were sold without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on an exemption from registration under Section 4(2) of the 1933 Act and Rule 506 of Regulation D thereunder.

        The purchase price for the CinemaSource Assets was determined by arms-length negotiations between CinemaSource and the Company.

        Prior to entering into the Asset Purchase Agreement, there were no material relationships between the Company or any of its affiliates, directors or officers, or any associates of such directors and officers on one hand, and CinemaSource, on the other hand.



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2.       ACQUISITION OF THE CAPITAL STOCK OF HOLLYWOOD.COM, INC.

        On May 20, 1999, the Company acquired all of the capital stock of Hollywood.com, Inc., a California corporation ("Hollywood.com"), from The Times Mirror Company ("Times Mirror") pursuant to the merger (the "Merger") of Hollywood.com into Big Acquisition Corp., a wholly owned subsidiary of the Company prior to the Merger ("Merger Sub"). The Merger occurred in accordance with the Agreement and Plan of Merger dated as of January 10, 1999 (the "Merger Agreement") by and among the Company, Times Mirror, Hollywood.com (formerly Hollywood Online, Inc.) and Merger Sub. Hollywood.com owns and operates the HOLLYWOOD.COM web site, offering viewers movie information, movie trailers, movie soundtracks, photos and exclusive interactive games, current movie, laserdisc and movie soundtrack information, local movie theaters' showtimes, daily Hollywood news, celebrity interviews, listings of movies on TV, a searchable database with over 130,000 movies and 850,000 cast and crew credits, movie reviews, box office charts, interactive forums, a weekly e-mail dispatch and coverage of premieres, film festivals and movie-related events. The Company presently intends to integrate this business and the CinemaSource Assets into its existing operations, thereby creating a comprehensive movie Internet website which (i) contains movie information, movie reviews, trailers and celebrity interviews, (ii) sells movie-related merchandise and (iii) delivers movie showtimes listings.

        The aggregate consideration paid to Times Mirror by the Company in the Merger consisted of (i) 2,300,075 shares of the Common Stock, plus (ii) $1,928,137.64 by delivery of a promissory note of the Company payable to Times Mirror. The promissory note has a maturity date of May 20, 2000 (at which time the aggregate principal balance thereof must be repaid in full) and bears interest at the prime rate in effect from time to time of Citibank, N.A. plus 1%. Accrued but unpaid interest on the then unpaid principal balance of the note is payable on June 30, 1999, September 30, 1999, December 31, 1999, March 31, 2000 and on the maturity date. The promissory note may be prepaid in whole or in part at any time without payment of any premiums or penalty.

        The consideration paid to Times Mirror in the Merger was determined by arms-length negotiations between Times Mirror and the Company.

        Other than an agreement between the Company and Hollywood.com pursuant to which the Hollywood.com website was linked to the bige.com website, prior to entering into the Merger Agreement, there were no material relationships between the Company or its affiliates, directors or officers, or any associates of such directors or officers, on one hand, and Hollywood.com and/or Times Mirror, on the other hand.




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3.       PRESS RELEASE REGARDING THE ACQUISITIONS

         On May 20, 1999, the Company issued a press release regarding the foregoing acquisitions, a copy of which is attached as Exhibit 99 hereto and is hereby incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         The financial statements required by this item 7(a) are not included in this report on Form 8-K. Pursuant to paragraph (4) of this Item 7(a), the Company will file the financial statements required by this Item 7(a) not later than 60 days after the date hereof.

(b)      Pro Forma Financial Information.

         The Pro Forma Financial Information required by this item 7(b) are not included in this report on Form 8-K. Pursuant to paragraph (2) of this
         Item 7 the Company will file the Pro Forma Financial Information required by Item 7(b) not later than 60 days after the date hereof.

(c)      Exhibits.

         1. Asset Purchase Agreement dated as of March 29, 1999 by and among Big Entertainment, Inc., CinemaSource, Inc., Brett West and Pamela West.

         2. Agreement and Plan of Merger dated as of January 10, 1999 by and among The Times Mirror Company, Hollywood.com, Inc. (formerly Hollywood Online, Inc.), Big Entertainment, Inc. and Big Acquisition Corp., as amended by the Waiver and Consent; and Other Modifications dated as of May 14, 1999.

         3.       Press Release dated as of May 20, 1999.





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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BIG ENTERTAINMENT, INC.

                                            By /s/ Mitchell Rubenstein
                                               -------------------------------
                                               Mitchell Rubenstein
                                               Chairman of the Board and
                                               Chief Executive Officer

Date:  June 1, 1999





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                                  EXHIBIT INDEX
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     Exhibit Number                                   Description
     --------------                                   -----------

          2.1 Asset Purchase Agreement dated as of March 29, 1999 by and among Big Entertainment, Inc., CinemaSource, Inc., Brett West and Pamela West (previously filed on March 17, 1999 with the Company's Annual Report on Form 10-KSB as Exhibit 10.33 thereto).

          2.2 Agreement and Plan of Merger dated as of January 10, 1999, as amended May 14, 1999, by and among The Times Mirror Company, Hollywood.com, Inc. (formerly Hollywood Online, Inc.), Big Entertainment, Inc. and Big Acquisition Corp. (previously filed on January 19, 1999 with the Company's Current Report on Form 8-K dated such date as Exhibit 2.1 thereto), as amended by the Waiver and Consent: and Other Modifications dated as of May 14, 1999 (filed herewith).

          99               Press Release dated as of May 20, 1999.






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